Exhibit 99.1

M3-BRIGADE ACQUISITION II CORP. ANNOUNCES POSTPONEMENT OF SPECIAL MEETING OF STOCKHOLDERS

NEW YORK, December 16, 2022 - M3-Brigade Acquisition II Corp. (NYSE: MBAC) (“MBAC” or the “Company”) announced today the postponement of its special meeting of stockholders (the “Special Meeting”) originally scheduled for December 19, 2022. The Special Meeting has been postponed until December 23, 2022 at 9:30 a.m. ET. The Special Meeting will be held virtually, at https://www.cstproxy.com/m3brigadeii/2022.

The Special Meeting will be held to vote on the proposals described in MBAC’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2022 (the “Definitive Proxy Statement”), relating to the consideration of (i) the proposal to amend MBAC’s Amended and Restated Certificate of Incorporation (the “charter”) to extend the date by which MBAC must consummate a business combination (the “Extension”) from March 8, 2023 to March 8, 2024 and (ii) three related proposals to amend the charter and Investment Management Trust Agreement (the “Interest Amendments”) to permit, among other things, the release of interest from MBAC’s trust account to the extent such interest is accrued after the date of the Interest Amendments to pay MBAC’s working capital expenses and to include certain provisions regarding the use of funds for payment of the new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares included in the Inflation Reduction Act of 2022.

The record date for the determination of stockholders entitled to vote at the Special Meeting, including all adjournments thereof, remains December 5, 2022. The MBAC Board of Directors continues to recommend that stockholders vote in favor of the Extension and the Interest Proposals.

The postponement of the Special Meeting is intended to allow MBAC’s stockholders additional time to withdraw their previous elections to redeem all of their shares of MBAC Class A common stock with respect to all or a portion of such shares for which they previously elected to redeem.

MBAC stockholders who have any questions or who need assistance voting their shares may contact MBAC’s proxy solicitor, Innisfree M&A Incorporated, by calling (877) 687-1866 (or banks and brokers can call collect at (212)-750-5833).

About M3-Brigade Acquisition II Corp.

MBAC is a special purpose acquisition corporation formed for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses. MBAC is led by key executives of M3 Partners, LP, a leading financial advisory services firm that specializes in assisting companies at inflection points in their growth cycle, and Brigade Capital Management, LP, a leading global investment advisor that was founded in 2006 to specialize in credit-focused investment strategies and has approximately $30 billion in assets under management.

Forward Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to our ability to obtain approval for the Extension and the Interests Amendments, our ability to complete our initial business combination, and other risks and uncertainties indicated from time to time in filings with the SEC, including “Risk Factors” in the Definitive Proxy Statement and in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on April 15, 2022, and our Quarterly Reports on Form 10-Q filed with the SEC on May 23, 2022, August 12, 2022 and November 14, 2022 and in other reports we file with the SEC. MBAC expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in MBAC’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

MBAC URGES STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS OTHER DOCUMENTS FILED BY MBAC WITH THE SEC BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT MBAC, THE EXTENSION AND THE INTEREST AMENDMENTS. Stockholders may obtain copies of these documents (when available), without charge, at the SEC’s website at www.sec.gov or by directing a request to: M3-Brigade Acquisition II Corp., 1700 Broadway, 19th Floor, New York, NY 10019.

Participants in Solicitation

MBAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies of MBAC stockholders. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of MBAC’s directors and officers in the Definitive Proxy Statement, which, when available, may be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of MBAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact:

M3-Brigade Acquisition II Corp.

c/o M3 Partners, LP

1700 Broadway

19th Floor

New York, NY 10019

www.m3-brigade.com

Investor Relations

Kristin Celauro (212) 202-2223